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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2006
                                                         ----------------


                           FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)


            Ohio                       0-27916               34-1921148
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)


                  321 North Wooster Avenue, Dover, Ohio 44622
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 364-7777
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         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 1 - Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.
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On October 18, 2006, FFD Financial Corporation (the "Company") entered into a
Stock Purchase Agreement with Ancora Advisors, LLC, Merlin Partners, L.P., ELI Investment Partners, L.P., Ancora Capital, Inc., Ancora Securities, Inc., CNM Management, LLC, Umberto Fedeli, Carmen Ilacqua, Fred DiSanto and Richard Barone (collectively, the "Ancora Group"), pursuant to which the Company purchased 107,038 common shares, no par value, of the Company from the Ancora Group at a purchase price of $17.50 per share. The Stock Purchase Agreement also contained covenants by the Ancora Group to refrain, for a period of ten years, from taking certain actions with respect to the Company, including, but not limited to, (i) acquiring, directly or indirectly any of the Company's assets, businesses, properties, or stock, (ii) participating in the solicitation of proxies to vote the Company's shares, (iii) initiating or inducing another to initiate any shareholder proposal, (iv) seeking or encouraging the election or removal of any member of the Company's board of directors, (v) calling or seeking to call any meeting of the Company's shareholders, and (vi) seeking to control or influence the Company's management, board of directors, policies or affairs. The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached as Exhibit 10 hereto and incorporated herein by reference.

On October 20, 2006, the Company issued a press release regarding the purchase of 107,038 common shares from the Ancora Group. The press release is attached as Exhibit 99 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.
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      (a)--(c). Not applicable.

           (d). Exhibits.

      Exhibit Number       Description
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            10             Stock Purchase Agreement dated October 18, 2006

            99             Press Release of FFD Financial Corporation dated
                           October 20, 2006
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FFD FINANCIAL CORPORATION


                                  By: /s/ Robert R. Gerber
                                      -----------------------------------
                                      Robert R. Gerber
                                      Vice President and Chief Financial Officer


Date:  October 20, 2006